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                                                                    EXHIBIT 10.3

                  AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT



     This Amendment No. 1 to Asset Purchase Agreement (the "Amendment") is made and entered into as of the _____ day of December, 1998, by and between Tunica Partners, LP ("Seller"), a Mississippi limited partnership, and Isle of Capri Casino-Tunica, Inc. ("Buyer"), a Mississippi corporation. Isle of Capri Casinos, Inc. ("Isle of Capri"), a Delaware corporation, joins this Amendment for the purpose of consenting hereto, and Robert M. Leatherman, Jr. (the "Agent"), individually and as attorney-in-fact for certain parties named in that certain Escrow Agreement dated as of October 1, 1998 (the "Escrow Agreement"), among Seller, Buyer, the Agent, and Armstrong Allen Prewitt Gentry Johnston and Holmes, PLLC (the "Escrow Agent"), joins this Agreement for the purposes of consenting hereto and Section 7 hereof.


                                 Recitals

     A. Seller and Buyer are parties to an Asset Purchase Agreement dated as of October 7, 1998 (the "Agreement"), governing the sale of the Tunica Facility.

     B.   The Closing Date set forth in the Agreement is December 7, 1998.

     C. Buyer has requested an extension of the Closing Date, which Seller is willing to grant pursuant to the terms of this Amendment.


                                 Agreement

     Therefore, in consideration of the premises and of the mutual agreements contained herein, Seller and Buyer agree as follows:


     1. Options to Extend. Buyer shall have three (3) options (individually an "Option" and collectively the "Options") to extend the Closing Date under the Agreement as follows:


          A.   From December 7, 1998, to January 7, 1999;

          B.   From January 7, 1999, to February 7, 1999;
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          C.   From February 7, 1999, to March 7, 1999.

          Buyer may not exercise Option B unless Option A previously was exercised, and Buyer may not exercise Option C unless Options A and B previously were exercised.

     2. Notice of Exercise of Option. Buyer exercises Option A by its execution of this Amendment. Buyer shall exercise Option B or Option C by giving written notice of exercise to Seller not later than five
          (5) business days prior to the then-effective Closing Date.

     3. Consideration for Extension. Buyer shall pay Seller, contemporaneously with execution of this Amendment and delivery of notice of each subsequent exercise of an Option, the sum of One Hundred Thousand Dollars ($100,000) (for a total of Three Hundred Thousand Dollars ($300,000) if Buyer exercises all three Options). Of each such One Hundred Thousand Dollars ($100,000), Sixty-Seven Thousand Dollars ($67,000) shall unconditionally belong to Seller, and Thirty-Three Thousand Dollars ($33,000) shall be (i) applied toward the Cash Purchase Price if the Closing occurs, and (ii) treated in the same fashion as the Deposit if the Closing does not occur.

     4. Definitions. All terms capitalized but not defined herein shall have the meanings assigned to them in the Agreement.

     5. Continued Effect. Except as amended hereby, the Agreement remains in full force and effect as originally executed.

     6. Counterpart Execution. This Amendment may be executed in multiple counterparts, and each counterpart so executed shall have the same force and effect as an original instrument.
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     7.   Notice to Escrow Agent.  Seller, Buyer, and the Agent will, promptly upon the exercise of any Option pursuant to this Amendment, give notice thereof to the Escrow Agent.

     This Amendment is made and executed as of the date first above written.


                                SELLER:



                                TUNICA PARTNERS, LP



                                        By: Harrah's Tunica Corporation,
                                             General Partner



                                        By: /s/ Thomas M. Morgan
                                           ------------------------------


                                BUYER:

                                ISLE OF CAPRI CASINO-TUNICA, INC.



                                By: /s/ Jack Galaway
                                   --------------------------------------



                                CONSENT TO AMENDMENT GRANTED:

                                ISLE OF CAPRI CASINOS, INC.

                                By: /s/ Jack Galaway
                                   --------------------------------------



                                CONSENT TO AMENDMENT GRANTED, AND
                                SECTION 7 AGREED TO:



                                -------------------------------------------
                                ROBERT M. LEATHERMAN, JR., Individually and as Agent and Attorney-in-Fact for persons identified in Escrow Agreement